UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 1, 2013

     TUCOWS INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Stock repurchase program

On March 1, 2013, Tucows Inc.’s board of directors authorized the repurchase of up to $10 million of the Company’s common stock at the Company’s discretion and issued a press release announcing this stock repurchase program.

A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Item 8.01 and Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(a)     Not Applicable.

(b)     Not Applicable.

(c)     Not Applicable.

(d)     Exhibits.

Exhibit Number	Exhibit

99.1	Press Release dated March 1, 2013 announcing the authorization by the Tucows board of directors of a stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: March 1, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated March 1, 2013 announcing the authorization by the Tucows board of directors of a stock repurchase program.